CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of 4309, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2007 (the “Form 10-QSB”), I, Paul Poetter, Chief Executive Officer and Chief Financial Officer of the Company, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge, the Company’s Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2007                                                                    By: /s/ Paul Poetter
                                 Paul Poetter
                                                                                                                  Chief Executive Officer
                                  and Chief Financial Officer